Atlas Funds

Supplement dated May 11, 2007 to
Prospectus and Statement of Additional Information dated April 30, 2007

At a May 4, 2007 meeting, shareholders of the Atlas National Municipal Bond Fund approved the proposal to reorganize into the Evergreen Municipal Bond Fund. The reorganization is expected to take place on or about May 25, 2007.